                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 14, 1996
                                                 ---------------------------



                              Commercial Credit Company
-----------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


    Delaware                     1-6594                      52-0883351
    ---------------          -------------                 -------------
    (State or other           (Commission                  (IRS Employer
    jurisdiction of           File Number)                 Identification No.)
    incorporation)

         300 Saint Paul Place, Baltimore, Maryland                21202
-----------------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)

                                    (410) 332-3000
-----------------------------------------------------------------------------
                 (Registrant's telephone number, including area code)


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                              COMMERCIAL CREDIT COMPANY
                              Current Report on Form 8-K

Item 5. OTHER EVENTS

RESULTS OF OPERATIONS

Despite strong growth in receivables; year-to-year earnings were lower, as expected -- driven by a higher provision for loan losses. The net income of Commercial Credit Company (the "Company") for the three months and nine months ended September 30, 1996 was $46.6 million and $149.3 million, respectively, compared to $60.9 million and $162.2 million, respectively, in the corresponding 1995 periods. The Company's income before income taxes for the three months and nine months ended September 30, 1996 was $70.8 million and $227.3 million, respectively, compared to $90.6 million and $248.1 million, respectively, in the corresponding 1995 periods. The Company's revenues for the three months and nine months ended September 30, 1996 were $357.5 million and $1,071.0 million, respectively, compared to $355.7 million and $1,036.2 million, respectively, in the corresponding 1995 periods.

At September 30, 1996 the Company had total debt consisting of certificates of deposit of $125.6 million, short-term borrowings of $1,828.7 million and long-term debt of $5,300.0 million. In addition the Company's total stockholder's equity at September 30, 1996 was $1,222.6 million.


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                              COMMERCIAL CREDIT COMPANY
                               SELECTED FINANCIAL DATA
                               (In millions of dollars)


                                                  Three months ended           Nine months ended
BUSINESS SEGMENT DATA                                September 30,                September 30,
---------------------                             ------------------           -----------------
                                                 1996           1995          1996            1995
                                                 ----           ----          ----            ----
REVENUES:
Consumer Finance                              $ 350.4        $ 343.0      $ 1,045.8      $ 1,003.4
Corporate and Other                               7.1           12.7           25.2           32.8
                                               ------         ------        -------        -------
REVENUES                                      $ 357.5        $ 355.7      $ 1,071.0      $ 1,036.2
                                               ------         ------        -------        -------
                                               ------         ------        -------        -------

NET INCOME:
Consumer Finance                              $  53.8        $  65.1      $   169.8      $   180.6
Corporate and Other                              (7.2)          (4.2)         (20.5)         (18.4)
                                               ------         ------        -------        -------
NET INCOME                                    $  46.6        $  60.9      $   149.3      $   162.2
                                               ------         ------        -------        -------
                                               ------         ------        -------        -------

                                                  As of, and for, the          As of, and for, the
                                                  three months ended           nine months ended
CONSUMER FINANCE OPERATIONS                          September 30,                 September 30,
---------------------------                      --------------------          -------------------
                                                 1996           1995           1996           1995
                                                 ----           ----           ----           ----
Net receivables
  Real estate - secured loans               $ 3,306.7      $ 2,927.8      $ 3,306.7      $ 2,927.8
  Personal loans                              3,120.7        3,045.7        3,120.7        3,045.7
  Credit cards                                  832.2          723.6          832.2          723.6
  Sales finance and other                       478.7          448.6          478.7          448.6
                                               ------         ------        -------        -------

Consumer finance receivables
   net of unearned finance charges            7,738.3        7,145.7        7,738.3        7,145.7
Accrued interest receivable                      46.6           41.2           46.6           41.2
Allowance for credit losses                    (225.7)        (188.9)        (225.7)        (188.9)
                                               ------         ------        -------        -------
Consumer finance receivables, net           $ 7,559.2      $ 6,998.0      $ 7,559.2      $ 6,998.0
                                               ------         ------        -------        -------
                                               ------         ------        -------        -------
Average yield                                   15.17%         15.77%         15.33%         15.59%
Average net interest margin                      8.59%          8.86%          8.72%          8.73%
Charge-off rate                                  2.91%          2.24%          2.90%          2.18%
60+ days past due as % of
  receivables                                    2.31%          1.97%          2.31%          1.97%
Reserves as % of net receivables                 2.92%          2.64%          2.92%          2.64%



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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 15, 1996                COMMERCIAL CREDIT COMPANY


                                          By   /s/ William T. Bozarth
                                              -------------------------
                                              William T. Bozarth
                                              Vice President
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                                                           October 15, 1996

VIA ELECTRONIC TRANSMISSION

Filer Support, EDGAR
Securities and Exchange Commission
Operations Center, Stop 0-7
6432 General Green Way
Alexandria, VA 22312

         Re:  COMMERCIAL CREDIT COMPANY
              CURRENT REPORT ON FORM 8-K


Ladies and Gentlemen:

         Transmitted herewith on behalf of Commercial Credit Company (the "Company"), is a Current Report on Form 8-K dated October 14, 1996. No exhibits are being filed with the Report.


         Please feel free to call me at (212) 816-4959 if you have any comments or questions regarding the Current Report.

         Thank you.

                                  Very truly yours,

                                  /s/ Shelley J. Dropkin
                                  Shelley J. Dropkin